UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2025

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHEP(1)	N/A(1)
Series A Redeemable Preferred Shares, no par value	RHEPA(1)	N/A(1)

(1) On June 11, 2025, NYSE American LLC (“NYSE American”) filed a Form 25 with the U.S. Securities and Exchange Commission to delist Regional Health Properties, Inc.’s (“Regional”) common stock, no par value (the “Common Stock”), and Regional’s Series A Redeemable Preferred Shares, no par value (the “Series A Preferred Stock”), from NYSE American. The Common Stock and the Series A Preferred Stock trade on the OTCQB under the symbols “RHEP” and “RHEPA,” respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Effective August 14, 2025 (the “Closing Date”), Regional Health Properties, Inc., a Georgia corporation (“Regional”), completed its previously announced merger with SunLink Health Systems, Inc., a Georgia corporation (“SunLink”), pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2025, by and between Regional and SunLink (the “Original Merger Agreement”), as amended by that certain Amendment to Amended and Restated Agreement and Plan of Merger, dated as of June 22, 2025, by and between Regional and SunLink (the “Merger Agreement Amendment”) (the Original Merger Agreement, as amended by the Merger Agreement Amendment, the “Merger Agreement”).

Pursuant to the Merger Agreement, on the Closing Date, SunLink merged with and into Regional, with Regional continuing as the surviving corporation (the “merger”).

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Employment Agreement with Brent S. Morrison

On the Closing Date, Regional entered into its previously announced Amended and Restated Employment Agreement with Brent S. Morrison (the “Morrison Employment Agreement”), pursuant to which Mr. Morrison shall continue to be employed as President and Chief Executive Officer of Regional effective as of the Closing Date.

Descriptions of the Morrison Employment Agreement were previously disclosed in Regional’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2025 and included in Regional’s joint proxy statement/prospectus filed with the SEC on June 25, 2025 (as supplemented or amended, the “Joint Proxy Statement/Prospectus”) and are incorporated herein by reference.

Employment Agreement with and Inducement Grant to Robert M. Thornton, Jr.

On the Closing Date, Regional entered into its previously announced Employment Agreement with Robert M. Thornton, Jr. (the “Thornton Employment Agreement”), pursuant to which, Mr. Thornton shall be employed as Executive Vice President—Corporate Strategy of Regional effective as of the Closing Date.

Under the Thornton Employment Agreement, Mr. Thornton was eligible to receive a restricted stock award (the “Restricted Stock Award”) with respect to 100,000 shares of common stock, no par value per share, of Regional (“Regional common stock”). The Restricted Stock Award is a material inducement for Mr. Thornton’s employment with Regional and was granted outside of the Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan. The Restricted Stock Award was granted by the Compensation Committee of the board of directors of Regional (the “Board”) pursuant to a restricted stock award agreement between Regional and Mr. Thornton (the “Award Agreement”). Subject to the terms and conditions of the Award Agreement, the restricted stock shall vest in accordance with the terms of the Award Agreement.

Descriptions of the Thornton Employment Agreement were previously disclosed in Regional’s Current Report on Form 8-K filed with the SEC on April 18, 2025 and included in the Joint Proxy Statement/Prospectus and are incorporated herein by reference.

The foregoing descriptions of the Morrison Employment Agreement, the Thornton Employment Agreement and the Award Agreement do not purport to be complete and are qualified in their entirety by reference to the Morrison Employment Agreement, the Thornton Employment Agreement and the Award Agreement, which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective as of the Closing Date, Regional completed its previously announced merger with SunLink pursuant to the Merger Agreement. Pursuant to the Merger Agreement, on the Closing Date, SunLink merged with and into Regional, with Regional continuing as the surviving corporation.

Pursuant to the Merger Agreement, at the effective time of the merger (the “Effective Time”), each five shares of common stock, no par value per share, of SunLink (“SunLink common stock”) issued and outstanding immediately prior to the Effective Time (other than excluded shares (as defined in the Merger Agreement)) were converted into the right to receive (i) 1.1330 validly issued, fully paid and nonassessable shares of Regional common stock, and (ii) one validly issued, fully paid and nonassessable share of Regional Series D 8% Cumulative Convertible Redeemable Participating Preferred Shares, no par value per share (“Regional Series D preferred stock”). Holders of SunLink common stock will receive cash (without interest) in lieu of fractional shares of Regional common stock or Regional Series D preferred stock in accordance with the terms of the Merger Agreement. The total aggregate consideration payable in the merger was approximately 1,595,400 shares of Regional common stock and approximately 1,408,120 shares of Regional Series D preferred stock.

The foregoing descriptions of the merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Original Merger Agreement and the Merger Agreement Amendment, copies of which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The information set forth in the Explanatory Note and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As a result of the merger, as of the Effective Time, Regional assumed by operation of law all of the prior debts, liabilities, obligations and duties of SunLink, and such debts, liabilities, obligations and duties may be enforced against Regional to the same extent as if Regional had itself incurred or contracted all such debts, liabilities, obligations and duties.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

As previously disclosed, on August 5, 2025, Regional filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Georgia to establish the Regional Series D preferred stock.

Pursuant to the Merger Agreement, at the Effective Time, each five shares of SunLink common stock issued and outstanding immediately prior to the Effective Time (other than excluded shares (as defined in the Merger Agreement)) were converted into the right to receive (i) 1.1330 validly issued, fully paid and nonassessable shares of Regional common stock, and (ii) one validly issued, fully paid and nonassessable share of Regional Series D preferred stock.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

In accordance with the terms of the Merger Agreement, as of the Effective Time, the Board was increased to a total of seven (7) directors, including the three incumbent directors of Regional serving immediately prior to the Effective Time (the “Regional Continuing Directors”), two former directors of SunLink who were serving SunLink immediately prior to the Effective Time (the “SunLink Continuing Directors”), and two directors who were designated by the mutual agreement of Regional and SunLink (the “Mutually Designated Directors”). Pursuant to the terms of the Merger Agreement, as of the Effective Time, David Tenwick resigned as a member of the board of directors of Regional, and from all committees of such board on which he served. Such resignation was not the result, in whole or in part, of any disagreement with Regional or Regional’s management.

The three Regional Continuing Directors who continue to serve as members of the Board are Brent S. Morrison, Kenneth W. Taylor and Steven L. Martin.

The two SunLink Continuing Directors designated by SunLink pursuant to the Merger Agreement, each of whom was serving as a member of the board of directors of SunLink immediately prior to the Effective Time, and were appointed as members of the Board effective as of the Effective Time, are as follows: Dr. Steven J. Baileys and Gene E. Burleson.

The two Mutually Designated Directors designated by Regional and SunLink pursuant to the Merger Agreement, appointed as members of the Board effective as of the Effective Time, are as follows: Scott Kellman and C. Christian Winkle.

Pursuant to the Merger Agreement, effective as of the Effective Time, Mr. Morrison, the Chairman of the Board immediately prior to the Effective Time, was appointed to continue as Chairman of the Board after the Effective Time.

There are no family relationships between any director, executive officer, or person nominated or chosen by Regional to become a director or executive officer. Other than the Merger Agreement or as otherwise disclosed in the Joint Proxy Statement/Prospectus, there are no arrangements between the Regional Continuing Directors, the SunLink Continuing Directors, and the Mutually Designated Directors (collectively, the “Directors”), and any other person pursuant to which the Directors were selected as directors. Other than the Merger Agreement or as otherwise disclosed in the Joint Proxy Statement/Prospectus, the Directors have no direct or indirect material interests in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Non-employee members of the Board will be compensated for such service as described in the Joint Proxy Statement/Prospectus and in any information that Regional files with the SEC that updates or supersedes that information. Biographies of the Directors can be found in Joint Proxy Statement/Prospectus, and such biographies are incorporated herein by reference.

Officer Appointments

As of the Effective Time:

●	Brent S. Morrison, Chief Executive Officer and President of Regional prior to the Effective Time, continues to serve as Chief Executive Officer and President of Regional, and is Regional’s principal executive officer;
●	Robert M. Thornton, Jr., SunLink’s Chief Executive Officer and President prior to the Effective Time, was appointed to serve as Executive Vice President – Corporate Strategy of Regional after the Effective Time; and
●	Mark J. Stockslager, SunLink’s Chief Financial Officer prior to the Effective Time, was appointed to serve as Chief Financial Officer of Regional after the Effective Time, and is Regional’s principal financial officer.

There are no family relationships between any director, executive officer, or person nominated or chosen by Regional to become a director or executive officer. Other than the Merger Agreement or as otherwise disclosed in the Joint Proxy Statement/Prospectus, there are no arrangements between the foregoing officers (collectively, the “Officers”), and any other person pursuant to which the Officers were selected as officers. Other than the Merger Agreement or as otherwise disclosed in the Joint Proxy Statement/Prospectus, the Officers have no direct or indirect material interests in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Officers will be compensated for such service as described in the Joint Proxy Statement/Prospectus and in any information that Regional files with the SEC that updates or supersedes that information. Biographies of the Officers can be found in Joint Proxy Statement/Prospectus, and such biographies are incorporated herein by reference.

Paul J. O’Sullivan, Senior Vice President and principal financial officer of Regional prior to the Effective Time, continues to serve as Senior Vice President of Regional after the Effective Time.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 8.01	Other Events

On August 14, 2025, Regional issued a press release announcing the completion of the merger, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired

The financial information required by this Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro forma financial information

The pro forma financial information required by this Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1*	Amended and Restated Agreement and Plan of Merger, by and between Regional Health Properties, Inc. and SunLink Health Systems, Inc., dated as of April 14, 2025 (incorporated by reference to Exhibit 2.1 to Regional’s Current Report on Form 8-K filed with the SEC on April 18, 2025)
2.2	Amendment to Amended and Restated Agreement and Plan of Merger, dated as of June 22, 2025, by and between Regional Health Properties, Inc. and SunLink Health Systems, Inc. (incorporated by reference to Exhibit 2.1 to Regional’s Current Report on Form 8-K filed with the SEC on June 23, 2025)
3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Regional Health Properties, Inc., effective August 5, 2025 (incorporated by reference to Exhibit 3.1 to Regional’s Current Report on Form 8-K filed with the SEC on August 5, 2025).
10.1	Amended and Restated Employment Agreement, dated as of August 14, 2025, by and between Regional Health Properties, Inc. and Brent S. Morrison.
10.2	Employment Agreement, dated as of August 14, 2025, by and between Regional Health Properties, Inc. and Robert M. Thornton, Jr.
10.3	Award Agreement, dated as of August 14, 2025, by and between Regional Health Properties, Inc. and Robert M. Thornton, Jr.
99.1	Press Release, dated August 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Regional agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that Regional may request confidential treatment pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.

Dated: August 14, 2025	/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President